UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    August 30, 2001


                             GenesisIntermedia, Inc.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       001-15029                                         95-4710370
(Commission File Number)                     (IRS Employer Identification No.)


5805 Sepulveda Boulevard, 8th Floor, Van Nuys, California            91411
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (818) 902-4300
                                                     --------------


------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On August 30, 2001, GenesisIntermedia, Inc. ("Registrant") executed amendments to the space lease agreements with The Macerich Property Management Company and The Macerich Management Company, which were attached as Exhibit
10.57 to the Registrant's annual report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on April 16, 2001. The amendments limit the installation of the CenterlinQ System to three malls and release the Registrant from the obligations to install the CenterlinQ System in additional malls. Concurrent with the amendments to the space lease agreements, the Warrant and Registration Rights Agreement, which was attached as Exhibit 10.56 to the
Registrant's annual report on Form 10-K filed with the SEC on April 16, 2001, was also amended to limit the vesting to one third (or 200,000) of the original 600,000 warrant shares subject to that agreement, and to provide for various restrictions on disposition of the warrant shares. The above-referenced amendments are incorporated herein by reference and attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                     None.

         (b)      Current Report on Form 8-K
                     None.

         (c)      Exhibits
                    See Index to Exhibits on page 3.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENESISINTERMEDIA, INC.


Dated:   August 30, 2001                 By: /s/ Ramy El-Batrawi
                                            ---------------------------------
                                            Ramy El-Batrawi
                                            Chairman of the Board

                                Index to Exhibits

Exhibit No.       Description

10.1 Amendment to Space Lease Agreement dated August 30, 2001 by and between GenesisIntermedia, Inc., and Macerich Property Management Company.

10.2 Amendment to Space Lease Agreement dated August 30, 2001 by and between GenesisIntermedia, Inc. and Macerich Management Company

10.3 Amendment to Warrant and  Registration  Rights  Agreement  dated August 30,
     2001.



                                       3